SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December  21, 2001
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


Delaware                             000-25015                  84-1127336
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             file number)             Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                         60089
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(Address of principal executive offices)                        (zip code)




Registrant's telephone number, including area code   (847) 229-8200
                                                  ------------------------------




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On December 21, 2001, WorldPort Communications, Inc. (the "Registrant") filed a press release announcing the sale of its Managed Services business in Stockholm, Sweden and the sale of its Professional Services business in Stockholm, Sweden. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

99.1 Press Release of WorldPort Communications, Inc. dated as of December 21, 2001.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WORLDPORT COMMUNICATIONS, INC.
Date:  December 26, 2001


                                            By:  /s/ John T. Hanson
                                               ---------------------------------
                                            Name: John T. Hanson
                                            Title:  Chief Financial Officer